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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 5, 2015, except for Note 15, as to which the date is June 11, 2015, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-204144) and related Prospectus of Catabasis Pharmaceuticals, Inc. dated June 11, 2015.

/s/ Ernst & Young LLP
Boston, Massachusetts June 11, 2015

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm